UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 24, 2010 (May 20, 2010)
RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006

(Commission File Number)	(IRS Employer Identification No.)
7411 Fullerton Street, Suite 300, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)
(800) 342-1131

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     RailAmerica, Inc. (“RailAmerica”) held its 2010 Annual Meeting of Stockholders on May 20, 2010. The following is a summary of the voting results from the meeting:
1.	The stockholders elected RailAmerica’s Class I directors (John E. Giles, Vincent T. Montgomery, and Ray M. Robinson) to the Board of Directors for a term expiring upon the date of the 2013 Annual Meeting of Stockholders.

	Votes for	Votes withheld	Abstentions	Broker Non-Votes
Election of John E. Giles	49,820,442	468,947	0	1,581,585
Election of Vincent T. Montgomery	49,807,835	481,554	0	1,581,585
Election of Ray M. Robinson	49,344,220	945,169	0	1,581,585
2.	The stockholders ratified the appointment of Ernst & Young LLP as RailAmerica’s independent registered public accounting firm for 2010.

	Votes for	Votes Against	Abstentions	Broker Non-Votes
Ratification of Independent Auditor	51,567,428	293,226	10,320	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: May 24, 2010	By:	/s/ B. Clyde Preslar
		Name:	B. Clyde Preslar
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)